Exhibit 10.1

ALMOST FAMILY, INC.

2013 STOCK AND INCENTIVE COMPENSATION PLAN

FORM OF EMPLOYEE STOCK OPTION AGREEMENT

This is a STOCK OPTION AGREEMENT (the “Agreement”) dated as of                                         , (the “Grant Date”) by and between Almost Family, Inc. (the “Company”), and                                                  (the “Optionee”).

Recitals

A.            The Board of Directors of the Company (the “Board”) adopted the Almost Family, Inc. 2013 Stock and Incentive Compensation Plan (the “Plan”) on March 25, 2013, and the Plan was approved by the Company’s shareholders on May 6, 2013.

B.            The Compensation Committee of the Board (the “Committee”) has determined that it is in the best interests of the Company and appropriate to the stated purposes of the Plan that the Company grant to the Optionee an option to purchase shares of the Company’s common stock (“Shares”) pursuant and subject to the terms, definitions, and conditions of the Plan, in the form of a stock option that is exempt from Code Section 409A.

C.            Any capitalized terms used but not defined herein shall have the respective meanings given them in the Plan, a copy of which is attached hereto and incorporated by reference herein in its entirety.

NOW, THEREFORE, the Company and the Optionee do hereby agree as follows:

SECTION 1 — GRANT OF OPTION

Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee an option (the “Option”) to purchase all or any part from time to time of Shares as set forth below:

TYPE OF OPTION	NUMBER OF SHARES

Nonqualified Stock Options	—

SECTION 2 — OPTION PRICE

The Option Price hereunder is $                        per Share, which is not less than 100% of the Fair Market Value of a Share on the Grant Date.

SECTION 3 — DURATION OF OPTION

The Option shall become exercisable (vested) with respect to     % [describe vesting schedule] of the Option Shares granted on the first annual anniversary of the Grant Date, and with respect to an additional     % of the Option Shares granted on each of the                      annual anniversaries.  Once exercisable with respect to a number of Shares, the Option shall remain exercisable with respect to that number of Shares (subject to reduction for exercise) until the tenth anniversary of the Grant Date, subject to such shorter period as might apply under Sections 6 and 8 of this Agreement.  The Optionee’s unexercised right to purchase shares of Option Stock shall cumulate and carry-over to subsequent twelve-month periods.

SECTION 4 — EXERCISE OF OPTION

During the Option Period, the Optionee may exercise the Option upon compliance with the following additional terms:

(a)           Method of Exercise.  The Optionee shall exercise portions of the Option by written notice, which shall:

(i)             state the election to exercise the Option, the number of Shares in respect of which it is being exercised, and the Optionee’s address and Social Security Number;

(ii)           contain such representations and agreements, if any, as the Company’s Board or the Committee may require concerning the holder’s investment intent regarding such Shares;

(iii)          be signed by the Optionee; and

(iv)          be in writing and delivered in person or by certified mail to the Chairman of the Committee.

(b)           Payment Upon Exercise of Option.  Payment of the full Option Price for Shares upon which the Option is exercised, plus any income and employment tax withholding (if applicable), shall accompany the written notice of exercise described above. Payment may be made (i) in cash; (ii) by personal check; (iii) by transfer of other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised; (iv) by a written election to have the Company retain that number of shares of Stock subject to the Option having an aggregate Fair Market Value equal to the aggregate exercise price of the Option, provided that for Incentive Stock Options, this right must be granted by the Committee at the time the Option is granted and may not be added in any modification of the Award Agreement; or (v) by any combination thereof. The Company shall cause to be issued and delivered to the Optionee the certificate(s) representing such Shares as soon as practicable following the receipt of notice and payment described above.

SECTION 5 — NONTRANSFERABILITY OF OPTION

The Option shall not be transferable or assignable by the Optionee, except that Optionee can transfer the Option to a Permitted Transferee under Section 15.14 of the Plan.  Upon any such transfer, the Permitted Transferee will be deemed the Optionee for purposes of exercise hereunder, subject to applicable tax rules.  The Option shall be exercisable, during the Optionee’s lifetime, only by him.  The Option shall not be pledged or hypothecated in any way, and shall not be subject to execution, attachment, or similar process.  Any attempted transfer, assignment, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any process upon the Option, shall be null, void, and without effect.

SECTION 6 — EFFECT OF AMENDMENT, SUSPENSION,
OR TERMINATION OF EXISTING OPTIONS

The Board can amend or terminate the Plan at any time, and the Committee may amend your Option Agreement, but no amendment, suspension, or termination of the Plan will impair your Option without your consent, subject to the Company’s right to fully vest and accelerate your option in the event of a Change in Control.

SECTION 7 — RESTRICTIONS ON ISSUING SHARES

Shares shall not be issued pursuant to the exercise of the Option unless the issuance and transferability of the Shares shall comply with all relevant provisions of law, including, but not limited to, the (i) limitations, if any, imposed by applicable state law, and (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission.  The Committee may, in its discretion, determine if such restrictions or such issuance of shares so complies with all relevant provisions of law.

SECTION 8 — EXERCISE AFTER TERMINATION OF SERVICE

After an Optionee’s Termination of Service due to death, Disability or Retirement on or after age 65, an Option may be exercised only with respect to the number of Shares which the Optionee could have acquired by an exercise of the Option immediately before the Termination of Service, but in no event after the expiration date of the Option as specified in Section 3.  The right to exercise will expire at the earlier of the expiration of the Option Period or one year after the Employee’s death, Disability, or Retirement.(1)  Any Option exercised under this Section may be exercised by the legal representative of the estate of the Employee or by the person or persons who acquire the right to exercise such Option by bequest or inheritance.  If the Committee determines in the particular case that there was Cause for Termination of Service, the right to exercise the Option shall immediately terminate upon Termination of Service.  Absent death, Disability, Retirement, or a finding of Cause, the Option shall remain exercisable for the shorter of the Option Period or three months following Termination of Service.

For purposes of this Agreement, “Cause” shall mean the Optionee’s (i) willful failure to substantially perform such Optionee’s reasonably assigned duties; (ii) repeated gross negligence in performing such Optionee’s duties; (iii) illegal conduct in performing such Optionee’s duties; (iv) willful actions contrary to the Company’s interest; (v) repeated refusal to comply with the reasonable and lawful instructions of management of the Company or a Subsidiary; or (vi) violation of the obligations imposed on the Optionee under any confidentiality or solicitation covenants to which the Optionee is bound under the terms of this Agreement or otherwise.

SECTION 9 — ACKNOWLEDGEMENTS

The Optionee acknowledges receipt contemporaneously herewith of a copy of the Plan, and the Optionee accepts the Option subject to all the terms and provisions of the Plan.  Any capitalized term used herein and not otherwise defined shall have the meaning given in the Plan.  The Optionee acknowledges that nothing contained in the Plan or this Agreement shall (i) confer upon the Optionee any additional rights to continued employment by the Company, or any corporation related to the Company; or (ii) interfere in any way with the right of the Company to terminate the Optionee’s employment or change the Optionee’s compensation at any time.

SECTION 10 — TERM OF AGREEMENT

This Agreement shall terminate upon the earlier of (i) complete exercise or termination of the Option; (ii) mutual agreement of the parties; or (iii) expiration of the Option Period.

(1)   Where an Optionee has received Incentive Stock Options and terminates service due to Retirement, the right to exercise will expire three months after the Optionee’s Retirement; provided, however, if an Incentive Stock Option is not exercised after three months, it will remain exercisable for the longer period allowed for Retirement (one year) as if it were a Nonqualified Stock Option and will be a Nonqualified Stock Option when exercised

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.

ALMOST FAMILY, INC.

By
Optionee

Date:	Title:

Date:

ALMOST FAMILY, INC.

2013 STOCK AND INCENTIVE COMPENSATION PLAN

FORM OF NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

This is a STOCK OPTION AGREEMENT (the “Agreement”) dated as of                                         , (the “Grant Date”) by and between Almost Family, Inc. (the “Company”), and                                                  (the “Optionee”).

Recitals

A.            The Board of Directors of the Company (the “Board”) adopted the Almost Family, Inc. 2013 Stock and Incentive Compensation Plan (the “Plan”) on March 25, 2013, and the Plan was approved by the Company’s shareholders on May 6, 2013.

B.            The Compensation Committee of the Board (the “Committee”) has determined that it is in the best interests of the Company and appropriate to the stated purposes of the Plan that the Company grant to the Optionee an option to purchase shares of the Company’s common stock (“Shares”) pursuant and subject to the terms, definitions, and conditions of the Plan, in the form of a stock option that is exempt from Code Section 409A.

C.            Any capitalized terms used but not defined herein shall have the respective meanings given them in the Plan, a copy of which is attached hereto and incorporated by reference herein in its entirety.

NOW, THEREFORE, the Company and the Optionee do hereby agree as follows:

SECTION 1 — GRANT OF OPTION

Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee an option (the “Option”) to purchase all or any part from time to time of Shares as set forth below:

TYPE OF OPTION	NUMBER OF SHARES

Nonqualified Stock Options

SECTION 2 — OPTION PRICE

The Option Price hereunder is $                        per Share, which is not less than 100% of the Fair Market Value of a Share on the Grant Date.

SECTION 3 — DURATION OF OPTION

The Option shall become exercisable (vested) with respect to     % [describe vesting schedule] of the Option Shares granted on the first annual anniversary of the Grant Date, and with respect to an additional     % of the Option Shares granted on each of the                      annual anniversaries.  Once exercisable with respect to a number of Shares, the Option shall remain exercisable with respect to that number of Shares (subject to reduction for exercise) until the tenth anniversary of the Grant Date, subject to such shorter period as might apply under Sections 6 and 8 of this Agreement.  The Optionee’s unexercised right to purchase shares of Option Stock shall cumulate and carry-over to subsequent twelve-month periods.

SECTION 4 — EXERCISE OF OPTION

During the Option Period, the Optionee may exercise the Option upon compliance with the following additional terms:

(a)           Method of Exercise.  The Optionee shall exercise portions of the Option by written notice, which shall:

(i)             state the election to exercise the Option, the number of Shares in respect of which it is being exercised, and the Optionee’s address and Social Security Number;

(ii)           contain such representations and agreements, if any, as the Company’s Board or the Committee may require concerning the holder’s investment intent regarding such Shares;

(iii)          be signed by the Optionee; and

(iv)          be in writing and delivered in person or by certified mail to the Chairman of the Committee.

(b)           Payment Upon Exercise of Option.  Payment of the full Option Price for Shares upon which the Option is exercised, plus any income and employment tax withholding (if applicable), shall accompany the written notice of exercise described above. Payment may be made (i) in cash; (ii) by personal check; (iii) by transfer of other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised; (iv) by a written election to have the Company retain that number of shares of Stock subject to the Option having an aggregate Fair Market Value equal to the aggregate exercise price of the Option; or (v) by any combination thereof.  The Company shall cause to be issued and delivered to the Optionee the certificate(s) representing such Shares as soon as practicable following the receipt of notice and payment described above.

SECTION 5 — NONTRANSFERABILITY OF OPTION

The Option shall not be transferable or assignable by the Optionee, except that Optionee can transfer the Option to a Permitted Transferee under Section 15.14 of the Plan.  Upon any such transfer, the Permitted Transferee will be deemed the Optionee for purposes of exercise hereunder, subject to applicable tax rules.  The Option shall be exercisable, during the Optionee’s lifetime, only by him.  The Option shall not be pledged or hypothecated in any way, and shall not be subject to execution, attachment, or similar process.  Any attempted transfer, assignment, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any process upon the Option, shall be null, void, and without effect.

SECTION 6 — EFFECT OF AMENDMENT, SUSPENSION,

OR TERMINATION OF EXISTING OPTIONS

The Board can amend or terminate the Plan at any time, and the Committee may amend your Option Agreement, but no amendment, suspension, or termination of the Plan will impair your Option without your consent, subject to the Company’s right to fully vest and accelerate your option in the event of a Change in Control.

SECTION 7 — RESTRICTIONS ON ISSUING SHARES

Shares shall not be issued pursuant to the exercise of the Option unless the issuance and transferability of the Shares shall comply with all relevant provisions of law, including, but not limited to, the (i) limitations, if any, imposed by applicable state law, and (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission.  The Committee may, in its discretion, determine if such restrictions or such issuance of shares so complies with all relevant provisions of law.

SECTION 8 — EXERCISE AFTER TERMINATION OF SERVICE

After an Optionee’s Termination of Service as a Director, an Option may be exercised only with respect to the number of Shares which the Optionee could have acquired by an exercise of the Option immediately before the Termination of Service, but in no event after the expiration date of the Option as specified in Section 3.  The right to exercise will expire at the earlier of the expiration of the Option Period or one year after the Termination of Service.

Notwithstanding any provision of this Agreement, if the Committee determines in the particular case that the Director’s Termination of Service occurred as a result of removal for cause, the right to exercise the Option shall immediately terminate upon Termination of Service.

SECTION 9 — ACKNOWLEDGEMENTS

The Optionee acknowledges receipt contemporaneously herewith of a copy of the Plan, and the Optionee accepts the Option subject to all the terms and provisions of the Plan.  Any capitalized term used herein and not otherwise defined shall have the meaning given in the Plan.  The Optionee acknowledges that nothing contained in the Plan or this Agreement shall (i) confer upon the Optionee any additional rights to continued employment by the Company, or any corporation related to the Company; or (ii) interfere in any way with the right of the Company to terminate the Optionee’s employment or change the Optionee’s compensation at any time.

SECTION 10 — TERM OF AGREEMENT

This Agreement shall terminate upon the earlier of (i) complete exercise or termination of the Option; (ii) mutual agreement of the parties; or (iii) expiration of the Option Period.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.

ALMOST FAMILY, INC.

By
Optionee

Date:	Title:

Date:

ALMOST FAMILY, INC.

2013 STOCK AND INCENTIVE COMPENSATION PLAN

FORM OF EMPLOYEE RESTRICTED STOCK AWARD AGREEMENT

Almost Family, Inc. (“AFAM”) grants as of                                      (the “Grant Date”) to                                                                              (the “Employee” or “you”) the number of shares set forth below of the common stock of AFAM under the Almost Family, Inc. 2013 Stock and Incentive Compensation Plan (the “Plan”).  A copy of the Plan is attached, and any capitalized terms used but not defined in this Agreement shall have the meaning given them in the Plan.

GRANT OF AWARD.  Subject to the terms and conditions of this Agreement and the Plan, AFAM hereby grants to you a Restricted Stock Award in the amount of          shares of Stock (the “Shares”).   The Shares will be issued to you after you sign this Agreement, but are subject to forfeiture upon your Termination of Service with AFAM. AFAM shall retain custody of the Shares and any certificates evidencing the Shares until such time as the Shares become vested, in accordance with provisions set forth below.

RESTRICTION PERIOD.  The Restricted Stock vests on the          annual anniversary [describe vesting schedule] of the Grant Date stated above, provided that you have not incurred a Termination of Service with AFAM before that vesting date.   However, your Restricted Stock will become 100% vested upon your death, Disability or Retirement(1) before the vesting date.

TAXATION OF AWARD.   Your Restricted Stock will be taxable when it vests, at the value on the vesting date.  See the attachment to this Agreement explaining your alternative to include the current value of the Shares in income, by making an 83(b) election within 30 days of the Grant Date.  You may only choose this option if you make arrangements satisfactory to AFAM to pay any required withholding taxes due now if the election is made.   Satisfactory arrangements may include the Company retaining a portion of the Shares with a Fair Market Value equal to the Company’s withholding obligations, if such an arrangement is mutually agreeable to you and the Company.  Check below if you wish to make an 83(b) election:

I elect to make an 83(b) tax election to include the value of Shares granted to me in income now.

If you do not make an 83(b) election, and the shares are taxable on the vest date, you may elect to have a sufficient number of shares withheld and repurchased by the Company in satisfaction of all or part of the required tax withholding.  If you do not elect this option, you must pay the Company an amount equal to the tax withholding or make arrangements satisfactory to the Company for paying the withholding no later than the date of vesting.  In the event you do not meet these withholding requirements, your shares will be forfeited on the day following the vest date.  The Company may determine in notice to you that shares will be withheld and repurchased for taxes unless you elect otherwise.

(1)    For this purpose, Retirement means Termination of Employment on or after age 65, determined in accordance with the rules in Code Section 409A and the terms of the Plan.

TRANSFER RESTRICTIONS.  Until such time as the Shares become vested in accordance with provisions set forth above, the Shares shall not be transferred, pledged or disposed of except by will or the laws of descent and distribution, and are subject to forfeiture in accordance with this Agreement and the Plan.

RESTRICTIONS ON DIVIDENDS.  Any dividends that may be declared on the Shares shall be retained by AFAM until the date the Shares become vested in accordance with provisions set forth above, and will be paid to you within 30 days after the vest date, reduced by applicable tax withholding.  Dividends on unvested shares are subject to forfeiture in accordance with this Agreement and the Plan.

ACKNOWLEDGMENTS.   By signing below, you acknowledge that you have received a copy of the Plan, and you hereby accept the Shares subject to all the terms and provisions of the Plan.  Nothing contained in the Plan or this Agreement shall give you any rights to continued employment by AFAM or interfere in any way with the right of  AFAM to terminate your employment or change your compensation at any time.

STOCK POWER.   To effect the transfer to AFAM of the Shares upon your Termination of Service, you hereby execute the following with your signature below:  “By signing below, I hereby appoint the Secretary of AFAM as my agent, authorized representative and attorney, to transfer the Shares I receive under this Award to AFAM upon forfeiture on the terms of this Award or to satisfy tax withholding obligations (by redemption or sale), without consideration therefore, and no further authorization or signature by me shall be required.  Within five days after receipt of a written request from AFAM, I hereby agree to provide such additional information and to execute and deliver such additional documents as may reasonably be necessary to effect this transfer.”

ALMOST FAMILY, INC.

By:
Employee

Date:	Date:

ALMOST FAMILY, INC.

2013 STOCK AND INCENTIVE COMPENSATION PLAN

FORM OF NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

Almost Family, Inc. (“AFAM”) grants as of                  , 201_  (the “Grant Date”) to                                                                              (the “Director” or “you”) the number of shares set forth below of the common stock of AFAM under the Almost Family, Inc. 2013 Stock and Incentive Compensation Plan (the “Plan”).  A copy of the Plan is attached, and any capitalized terms used but not defined in this Agreement shall have the meaning given them in the Plan.

GRANT OF AWARD.  Subject to the terms and conditions of this Agreement and the Plan, AFAM hereby grants to you a Restricted Stock Award in the amount of          shares of Stock (the “Shares”).   These shares will be issued to you after you sign this Agreement, but are subject to forfeiture upon your Termination of Service with AFAM.

RESTRICTION PERIOD.  The Restricted Stock vests in full on the          anniversary of the Grant Date stated above [describe vesting schedule], provided that you have not incurred a Termination of Service with AFAM before the applicable vesting date (except a Termination of Service occurring on the date of the        annual meeting of stockholders as a result of your absence from the slate of nominees proposed by AFAM’s board of directors for election at the          annual meeting).   However, your Restricted Stock will become 100% vested upon your death or Disability before the vesting date if you have not already incurred a Termination of Service.

TAXATION OF AWARD.   Your Restricted Stock will be taxable when it vests, at the value on the vesting date.  See the attachment to this Agreement explaining your alternative to include the value of the shares in income within 30 days of the Grant Date.  You may only choose this option if you make arrangements satisfactory to AFAM to pay any required withholding taxes due now if the election is made.   Check below if you wish to make this election:

I elect to make an 83(b) tax election to include the value of Shares granted to me in income now.

TRANSFER RESTRICTIONS.  Until such time as the Shares become vested in accordance with provisions set forth above, the Shares shall not be transferred, pledged or disposed of except by will or the laws of descent and distribution, and are subject to forfeiture in accordance with this Agreement and the Plan.

RESTRICTIONS ON DIVIDENDS.  Any dividends that may be declared on the Shares shall be retained by AFAM until the date the Shares become vested in accordance with provisions set forth above, and will be paid to you within 30 days after the vest date, reduced by applicable tax withholding.  Dividends on unvested shares are subject to forfeiture in accordance with this Agreement and the Plan.

ACKNOWLEDGMENTS.   By signing below, you acknowledge that you have received a copy of the Plan, and you hereby accept the Shares subject to all the terms and provisions of the Plan.  Nothing contained in the Plan or this Agreement shall give you any rights to continued service as a director of AFAM or interfere in any way with the right of  AFAM to change your compensation at any time.

STOCK POWER.   To effect the transfer to AFAM of the Shares upon your Termination of Service, you hereby execute the following with your signature below:  “By signing below, I hereby appoint the Secretary of AFAM as my agent, authorized representative and attorney, to transfer the Shares I receive under this Award to AFAM upon my Termination of Service prior to the vesting date (other than on account of death or Disability), without consideration therefore, and no further authorization or signature by me shall be required.  Within five days after receipt of a written request from AFAM, I hereby agree to provide such additional information and to execute and deliver such additional documents as may reasonably be necessary to effect this transfer.”

ALMOST FAMILY, INC.

By:
Director

Date:	Date: